UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 9, 2025

Scorpius Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

1305 E. Houston Street, Building 2

San Antonio, TX 78205

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation Under an Off-Balance Sheet Arrangement.

As previously reported, Scorpius Holdings, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) dated as of December 5, 2024, pursuant to which loans were provided to the Company by 3i, LP, and Sabby Volatility Warrant Master Fund LTD (the “Secured Parties”) and evidenced by certain Senior Secured Convertible Notes issued by the Company on December 6, 2024 to the Secured Parties in the original principal amounts of $12,416,667 and $972,222, respectively (the “Notes”) and secured by a Security Agreement (the “Security Agreement”) dated as of December 6, 2024 (collectively, the “Loan Documents”).

On September 9, 2025, the Company received a notice of default and acceleration letter (“Notice of Default”) from the collateral agent (the “Collateral Agent”) named in the Security Agreement (the “September 9 Notice”) wherein the Collateral Agent, on behalf of the Secured Parties, called a default under the Loan Documents for, among other things, the Company’s failure to maintain an effective and available applicable registration statement in accordance with the terms of the Securities Purchase Agreement, the failure of the Company’s common stock to remain listed on an Eligible Market (as defined in the Notes) for a period of more than ten (10) consecutive trading days and the failure to make payments to the Secured Parties when and as due under the Notes, and pursuant to the Loan Documents, the Secured Parties accelerated all amounts owed under the Notes in the aggregate amount of $14,994,810.35, due and payable upon receipt of the September 9 Notice.

In the Notice of Default, the Collateral Agent and the Secured Parties further reserved all rights to enforce their security interests in and to any and all collateral securing the Notes (the "Collateral") in accordance with the terms of the Notes and the other Loan Documents, and applicable law, including without limitation the right to take possession of, collect, realize upon, sell or otherwise dispose of any or all Collateral.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2025	SCORPIUS HOLDINGS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer